UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 26, 2012 (Date of earliest event reported)
Digirad Corporation (Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-50789 (Commission File Number)	33-0145723 (IRS Employer Identification Number)

13950 Stowe Drive, Poway, CA (Address of principal executive offices)		92064 (Zip Code)
(858) 726-1600 (Registrant's telephone number, including area code)

Not Applicable (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On March 26, 2012, Digirad Corporation issued a press release regarding its intention to add up to three new independent members to its Board of Directors in connection with its 2012 Annual Meeting of Stockholders, or the 2012 Annual Meeting, as well as its intention to hold the 2012 Annual Meeting somewhat later in the year than has been customary. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of Digirad Corporation dated March 26, 2012

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 26, 2012	DIGIRAD CORPORATION By: /s/ Todd P. Clyde Todd P. Clyde President and Chief Executive Officer

Exhibit Index
Exhibit No.	Description
99.1	Press Release of Digirad Corporation dated March 26, 2012